Exhibit 99.1 Business Update January 22, 2024

Forward Looking Statements and Risk Factors This document contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. When Welltower uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “pro forma,” “estimate” or similar expressions that do not relate solely to historical matters, Welltower is making forward-looking statements. Forward-looking statements, including statements related to the anticipated transactions involving certain ProMedica assets and Funds From Operations guidance, are not guarantees of future performance and involve risks and uncertainties that may cause Welltower’s actual results to differ materially from Welltower’s expectations discussed in the forward-looking statements. This may be a result of various factors, including, but not limited to: the status of the economy; the status of capital markets, including availability and cost of capital; issues facing the health care industry, including compliance with, and changes to, regulations and payment policies, responding to government investigations and punitive settlements and operators’/tenants’ difficulty in cost effectively obtaining and maintaining adequate liability and other insurance; changes in financing terms; competition within the health care and seniors housing industries; negative developments in the operating results or financial condition of operators/tenants, including, but not limited to, their ability to pay rent and repay loans; Welltower’s ability to transition or sell properties with profitable results; the failure to make new investments or acquisitions as and when anticipated; natural disasters, health emergencies (such as the COVID-19 pandemic), and other acts of God affecting Welltower’s properties; Welltower’s ability to re-lease space at similar rates as vacancies occur; Welltower’s ability to timely reinvest sale proceeds at similar rates to assets sold; operator/tenant or joint venture partner bankruptcies or insolvencies; the cooperation of joint venture partners; government regulations affecting Medicare and Medicaid reimbursement rates and operational requirements; liability or contract claims by or against operators/tenants; unanticipated difficulties and/or expenditures relating to future investments or acquisitions; environmental laws affecting Welltower’s properties; changes in rules or practices governing Welltower’s financial reporting; the movement of U.S. and foreign currency exchange rates; Welltower’s ability to maintain its qualification as a REIT; key management personnel recruitment and retention; and other risks described in Welltower’s reports filed from time to time with the SEC. Welltower undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements. 2

Recent Highlights (1) Expect full year 2023 net income attributable to common stockholders below previously issued guidance range of $0.91 - $0.95 per diluted share • Primarily driven by a delay in asset disposition timing from 4Q2023 to early 2024, which resulted in a lower-than-expected gain on sale during the period, and certain expenses tied to transaction activity in the fourth quarter Anticipate full year 2023 normalized funds from operations (FFO) at the high end of previously issued guidance range of $3.59 - $3.63 per diluted share Seniors Housing Operating (SHO) Portfolio Update • SS Revenue: Expect to achieve full year 2023 same store (SS) year-over-year revenue growth in-line with previously issued guidance of 9.8% • 4Q2023 year-over-year occupancy growth meaningfully outperformed historical seasonality, representing the strongest quarterly growth of the year • As previously disclosed, 4Q2023 reported RevPOR growth decelerated relative to 3Q2023 given base-year impact of a one-time pull forward of a large operator’s in-place rent increases to 4Q2022. The operator is expected to resume its historical cadence of January in-place rent increases in 2024 • Welltower’s asset management initiatives and a further improvement in demand/supply conditions continue to result in favorable trends across all geographies • SS ExpPOR growth continued to decelerate in 4Q2023 following a further normalization of labor market conditions and continued abatement of broader inflationary pressures • Expect year-over-year SS NOI growth to approximate the midpoint of previously issued guidance of 23% - 26% Capital Deployment Update (2) • Completed pro rata gross investments of $2.8 billion in 4Q2023 and $4.8 billion during the full year 2023. 2H2023 represented one of the most active periods of capital deployment in WELL’s history • ~$1.2 billion of under contract acquisition activity expected to close in 1H2024 with closing dates driven by loan assumption timing • Building on the pace of investment activity into year end, the pipeline remains robust and is comprised of off-market, privately negotiated, and granular transactions. Investments expected to be completed at an attractive basis and in-place yield, with meaningful future cash flow upside, resulting in compelling unlevered IRRs • Acquisitions expected to drive meaningful per share value for existing shareholders given attractive basis, operational upside, and significant and irreplicable value-add from WELL’s operating platform • Capital deployment environment remains attractive as motivated sellers seek near-term liquidity and operator solutions Balance Sheet Update • As previously disclosed, raised $1.7 billion of proceeds via an equity offering announced on November 6, 2023, including full exercise of the green shoe • Announced acquisition activity to be fully equity funded through cash on hand with sufficient cash on hand to also to address 2024 debt maturities 3 1. See Supplemental Financial Measures at the end of this presentation for reconciliations and Welltower’s 3Q2023 Earnings Release dated October 30, 2023 2. Excluding development funding

Welltower’s Unique Value Creation Flywheel Per previous business update issued November 13, 2023 Established Competitive Advantages Driving Sustainable Shareholder Value Creation Welltower Value-Add and Moat Internal Growth • Long-term demographic tailwinds and significant decline in Best-in-class: Industry-Leading new supply expected to drive continued outsized growth for • Local & regional operators: Superior managers with significant Operational extended period regional density operating under highly aligned RIDEA 3.0/4.0 Results contracts • RevPOR growth (unit revenue) expected to continue to outpace ExpPOR growth (unit expense), resulting in further • Data analytics: Unparalleled data analytics platform developed operating margin expansion over the past eight years informing both capital allocation and operating platform decisions • Industry-leading results being driven by Welltower’s • Operating platform: Institutionalization of portfolio expected to superior micro-market locations, disciplined capital drive further efficiencies while improving both the resident and allocation strategy, and highly aligned partners with Welltower’s employee experience significant regional density Competitive Advantages Properties are worth substantially more ✓Operator Partners on Welltower’s platform ✓Data Analytics ✓Operating Platform Superior Ability to Capitalize the Opportunity Capital Allocation • Access to a plurality of capital sources including common • Macroeconomic uncertainty and capital markets dislocation Unprecedented Access to equity, private equity, unsecured and secured debt, and creating opportunities to acquire assets at increasingly attractive External Growth Capital exchangeable notes basis, going-in yields, and unlevered IRRs Opportunity • Ability to opportunistically pivot between each capital • Granular approach to capital allocation provides opportunity to source based upon cost and availability acquire assets at deep discounts to replacement cost while complementing Welltower’s regional density strategy • Robust near-term available liquidity (including cash on hand, line of credit capacity, expected loan payoffs and • Disclosed agreements to purchase $3 billion of properties disposition proceeds) can fully fund announced expected to occur at attractive high-single-digit to low-double-digit acquisitions and 2024 debt maturities unlevered IRRs without consideration of future operating platform upside or cap rate compression in a more stable financing market Welltower competes on Data Science, Operating Platform and Capital Allocation Capabilities - NOT cost of capital 4

Macroeconomic Backdrop to Boost Near-Term Capital Deployment and Long-Term Fundamentals

Per previous business update issued November 13, 2023

Scarcity of Equity and Debt Capital

Equity

- Outflows from private equity funds and private REITs have persisted given immediate desire for liquidity
- Denominator effect from large institutional investors overallocated to real estate resulting in greater disposition activity
- Larger equity contributions required from prospective buyers as banks have grown increasingly stringent through lower LTVs, higher DSCRs, and greater recourse requirements

Debt

- Increased capital requirements from regulators have led to a decline in new loan originations as banks look to preserve liquidity
  - Increasing desire to reduce commercial real estate exposure through loan sales
  - Rise in interest rates is further lowering DSCRs and reducing debt proceeds

Fannie Mae and Freddie Mac's origination volumes have greatly diminished, while life insurance companies and debt funds have largely remained on the sidelines



Seniors Housing Loan Delinquency Rates(1)
10%
8%
6%
4%
2%
0%
Floating rate debt driving sharp increase in seniors housing loan delinquencies
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23

Multi-Year Period of Muted Supply Expected

Surge in interest rates over the past 18 months has resulted in prohibitively expensive floating-rate debt for developers

- Average spreads over SOFR range from 350 bps to >400 bps, implying a 9%-10%+ all-in cost for construction loans
- Stricter capital reserve requirements are increasing capital charges and making construction financing (and consequently development) uneconomical
- Loan-to-cost ratios have declined to ~50%, requiring developers to provide greater upfront equity and pressuring levered IRRs
- **Dearth of construction financing and dramatically higher construction and financing costs (*if* loans are extended) are causing most developers to meaningfully curtail activity**



Construction Pipeline(2)
NIC Primary and Secondary Markets
Starts
Pre-Covid Average
13K
11K
9K
7K
5K
3K
1K
3Q23 construction starts 72% below 4Q17 peak
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23

1. Source: Fannie Mae
2. Source: National Investment Center for Seniors Housing & Care

5

Senior Housing Trends (Unchanged since prior update)

Favorable Unit Economics Driving Substantial Margin Expansion Per previous business update issued November 13, 2023 (1) Unit Revenue and Expense Trends Same Store RevPOR Same Store ExpPOR 14.0% RevPOR growth continues to outpace ExpPOR growth, driving +330 bps of SS NOI margin 12.0% expansion in 3Q2023 vs. 3Q2022 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% -2.0% -4.0% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 7 1. Represents year-over year SS RevPOR and SS ExpPOR growth percentages. See 3Q23 Non-GAAP Financial Measures on Welltower’s investor relations section on its website for more information

Pre-COVID Occupancy Seasonality Per previous business update issued November 13, 2023 Occupancy Gains Accelerating through 3Q2023 and Outpacing Historical Trends Year-over-Year Occupancy Gains: July 2023: +180 bps Max Change Min Change 2023 August 2023: +220 bps September 2023: +260 bps 1Q 2Q 3Q 4Q 8 1. Represents year-over-year SS RevPOR and SS ExpPOR growth percentages. See “Supplemental Financial Measures” at the end of this presentation for definitions of non-GAAP financial measures. See also 3Q23 Non-GAAP Financial Measures on Welltower’s investor relations section on its website.

Seniors Housing | Compelling Backdrop for Multi-Year Revenue Growth Per previous business update issued November 13, 2023 Accelerating 80+ Population Growth Coinciding with Diminishing New Supply & Improved Affordability US 80+ Population Growth Seniors Housing TTM Deliveries Seniors Housing Affordability Indexed Growth Since 2008 20M 41k 4.4% population growth in 2023 Significant Pricing Power Supported by 19M marks the HIGHEST level in 52 years Wealth Creation for Older Age Cohort 39k 18M 37k 200% 17M 180% Affordability +2.8x since 2008 35k 160% 16M Rent Growth +1.5x since 2008 140% 33k 15M 120% 14M 100% 31k 80% 13M 29k 60% 12M 40% 27k 11M 20% 0% 25k 10M 9 Sources: Organization for Economic Co-operation and Development, NIC maps, Federal Reserve, Survey of Consumer Finances and Financial Accounts of the United States

Minimal New Supply in Coming Years Sets Stage For Multi-Year Occupancy Gains Per previous business update issued November 13, 2023 Declining Deliveries Amplified by Elevated Level of Units Coming out of Service TTM Deliveries (% Total Inventory) Obsolescence Net Inventory Growth TTM Deletions (% Inventory Growth) Assisted Living Independent Living Senior Housing Assisted Living Independent Living Senior Housing Assisted Living Independent Living Senior Housing 2022 deletions totaled 16k+ units (~1.5% of stock); 5.5% 5.0% 2023 on pace for additional 15k deletions 2.0% 4.5% 1.8% 5.0% 4.0% 1.6% 4.5% 3.5% 1.4% 3.0% 1.2% 4.0% 2.5% 1.0% 3.5% 2.0% 0.8% 1.5% 0.6% 3.0% 1.0% 0.4% 2.5% 0.2% 0.5% SH TTM deliveries -27% since 4Q17 SH TTM deletions +75% since 4Q17 Net Inventory Growth -48% since 4Q17 2.0% 0.0% 0.0% Declining Deliveries + High Inventory Obsolescence Plummeting Inventory Growth 10 Source: National Investment Center for Seniors Housing & Care

Supply-Demand Imbalance Expected to Support Sustained Occupancy Growth in 2023+ Per previous business update issued November 13, 2023 Seniors Housing Demand Remains Robust…. ….While Supply Continues to Decline Rapidly (1) Construction Pipeline TTM Absorption NIC Primary and Secondary Markets NIC MAP Primary and Secondary Markets Starts Average TTM Absorption Average 13K 60K 40K 11K 20K 9K 0K 7K -20K 5K -40K 3Q23 construction starts 3Q23 TTM Absorption +116% 3K -60K (2) down 72% from peak vs. Pre-Pandemic average 1K -80K 11 1. Source: National Investment Center for Seniors Housing & Care 2. Pre-pandemic average from1Q09-1Q20

Global Financial Crisis Case Study Per previous business update issued November 13, 2023 Resilient Demand During GFC Driven By Needs-Based Nature of Seniors Housing TTM Market Rent Growth Existing Home Sales Seniors Housing Average Occupancy 7.0 4.0% 95% Seniors housing occupancy remained stable 6.5 2.0% through the GFC despite a significant deterioration in home sales and values Nearly 50% decline in home 6.0 0.0% sales from peak to trough 90% 5.5 -2.0% 5.0 -4.0% 85% 4.5 -6.0% 4.0 -8.0% Office 80% Retail 3.5 -10.0% Multi-Family Industrial Seniors Housing 3.0 -12.0% 75% 2008 2009 2010 2011 2012 12 Sources: NIC MAP Vision, CoStar and Bloomberg

SHO Portfolio | Path to Recovery

Per previous business update issued November 13, 2023

	Category	NOI ($M)
A)	**3Q23 Total Portfolio - IPNOI Portfolio[1]**	**1,105**
B)	Revera JV Ownership Increase	19
C)	**3Q23 Total Portfolio – Adjusted IPNOI Portfolio**	**1,124**
D)	4Q19 Open Property Occupancy Recovery (ex. Transitions)	66
E)	Transition Properties	133
F)	Fill-Up Properties	85
G)	Lease-Up of COVID Class Acquisitions (4Q20-3Q23)	81
H)	**3Q23 Total Portfolio - Post COVID Recovery NOI**	**1,489**
I)	Upside Assuming 3Q23 Realized RevPOR	172
J)	**3Q23 Total Portfolio - Post COVID Recovery NOI Assuming 3Q23 RevPOR**	**1,661**

A)	3Q23 Portfolio In-Place NOI
B)	Adjustment to 3Q23 IPNOI to reflect increased ownership stake in properties owned in prior JV with Revera[2]
C)	Adjusted 3Q23 Portfolio In-Place NOI
D)	Incremental NOI from return to 4Q19 NOI levels for properties open in 4Q19, excluding segment or operator transitions
E)	Incremental NOI from properties open in 4Q19 that subsequently underwent operator or segment transitions
F)	Incremental NOI from development properties delivered subsequent to 4Q19 and properties acquired subsequent to 4Q19 and prior to 4Q20. NOI stabilization assumes return to pre-COVID NOI for acquisition properties and underwritten stabilized NOI for development properties
G)	Incremental NOI from stabilization of properties acquired between 4Q20 and 3Q23
H)	3Q23 portfolio post-COVID recovery NOI. Represents portfolio occupancy of 88.0% and operating margin of 30.9%
I)	Incremental NOI assuming realized 3Q23 RevPOR for properties open in 4Q19[3]
J)	3Q23 portfolio post-COVID recovery NOI based on 3Q23 realized RevPOR

$537 million embedded NOI growth in return to pre-COVID occupancy and margin


$1,900M
$1,700M
$1,500M
$1,300M
$1,100M
$900M
$700M
$500M
$1,105M
$19
$1,124M
$66
$133
$85
$81
$1,489M
$172
$1,661M
A
B
C
D
E
F
G
H
I
J
Occupancy 80.7%
Occupancy 88.0%

Potential for ADDITIONAL UPSIDE assuming return to PEAK OCCUPANCY of 91.2% in 4Q15

1. See "Supplemental Financial Measures" at the end of this presentation for definitions and reconciliations of non-GAAP financial measures
2. Categories D through G assume increased ownership stake in properties owned in prior joint venture with Revera
3. Incremental NOI assumes realized 3Q23 RevPOR for properties open in 4Q19, including those within buckets D, E, and G

13

Capital Allocation (Unchanged since prior update)

Acquisitions Since 4Q2020

Per previous business update issued November 13, 2023

Capital Deployment Volume[(1)]

$11.6B GROSS INVESTMENTS

- ✓ Initial yield of 6.1%; Stable yield of approximately 7.9%
- ✓ Low last-dollar exposure and innovative structure offer downside protection
- ✓ Expected to generate high-single-digit to mid-teens unlevered IRRs to WELL

Granular & Off-Market Transactions

139 Total Transactions

425 OM and SH Properties Acquired

43K Seniors Housing Units Acquired

- ✓ Predictive analytics and exclusive operator relationships used to execute off-market investments
- ✓ Maximizing risk-adjusted return to WELL through creative investments across the capital stack
- ✓ Debt investments offer equity upside in form of warrants and/or bargain purchase options
- ✓ Acquisitions executed at an average investment of $24 million per property

Significant Discount to Replacement Cost

$200K / unit Avg. Last Dollar Basis US & CA transactions

£45K / unit Avg. Last Dollar Basis UK transactions

- ✓ Investments made at significant discount to replacement cost offer enhanced downside protection
- ✓ Limited recent market transactions priced above replacement cost serves to further curtail new supply







15

1. Includes pro rata gross investments across acquisitions and loans since October 1, 2020 through October 30, 2023 and excludes development funding

Foundation for Long-Term Growth Established Per previous business update issued November 13, 2023 Opportunity to deploy in excess of $3.0 billion annually | Economics Defined During Pandemic NEW and PROPRIETARY long-term relationships with best-in-class developers and operators with either exclusive rights or right of first offer 5 25 30 $30B+ Relationships Formed Newly Formed Post-COVID Total Newly Established Potential Capital Deployment Pre-COVID Relationships Growth Relationships Opportunity Over Next Decade New relationships formed during depths of COVID- 19 pandemic to create visible and significant long- term capital deployment opportunities Centralized Capital Allocation; Decentralized Execution 16 Note: Statistics as of September 30, 2023

Balance Sheet (Unchanged since prior update)

Plurality of Capital Sources Per previous business update issued November 13, 2023 Leveraging Efficient & Low-Cost Capital to Execute Investment Strategy ✓ Pivot between multiple sources of capital ✓ Access to secured and unsecured ✓ Recycle capital to improve portfolio quality debt financing based upon cost and availability and capitalize on market inefficiencies $14B | DEBT $15B | PUBLIC EQUITY • Unsecured debt issued since 2015 • Efficiently raised via ATM & at average interest rate of ~3.4% DRIP programs since 2015 • Investment grade balance sheet (BBB+/Baa1) • $4 billion revolving credit facility at SOFR + 77.5bps $46B $4B | PRIVATE CAPITAL $14B | DISPOSITIONS • Capital raised via joint venture partnerships • Asset sales completed since 2015 with institutional capital partners • Investments across multiple property types allow for opportunistic harvesting of assets, taking advantage of relative value 18 Note: Data as of September 30, 2023

Well-Laddered Debt Maturity Schedule(1,2,3)

Per previous business update issued November 13, 2023

Weighted Average Maturity of 5.8 Years


USD Unsecured
USD Secured
GBP Unsecured
GBP Secured
CAD Unsecured
CAD Secured
Weighted Average Interest Rate
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
4.97%
4.18%
4.07%
4.04%
4.66%
3.78%
3.79%
3.14%
2.77%
4.41%
5.03%
As of October 30, 2023 liquidity profile includes $2.0 billion of cash & cash equivalents and full capacity under our $4 billion line of credit; proceeds from 2Q23 convertible note offering intended to be used towards 2024 unsecured debt maturities

($mm)	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	After
Unsecured Debt	-	1,350	1,260	700	1,906	2,457	1,050	750	1,350	1,050	1,760
Secured Debt	301	506	866	171	255	112	325	88	40	52	524
Total	**301**	**1,856**	**2,126**	**871**	**2,161**	**2,569**	**1,375**	**838**	**1,390**	**1,102**	**2,284**

1. As of September 30, 2023
2. Represents principal amounts due excluding unamortized premiums/discounts or other fair value adjustments as reflected on the balance sheet
3. 2027 includes a $1,000,000,000 unsecured term loan and a CAD $250,000,000 unsecured term loan (approximately $184,706,000 USD at September 30, 2023). The loans mature on July 19, 2026. The interest rates on the loans are adjusted SOFR + 0.85% for USD and CDOR + 0.85% for CAD. Both term loans may be extended for two successive terms of six months at our option.

19

Supplemental Financial Measures 20

Non-GAAP Financial Measures We believe that revenues, net income and net income attributable to common stockholders ( NICS ), as defined by U.S. generally accepted accounting principles ( U.S. GAAP ), are the most appropriate earnings measurements. However, we consider Funds from Operations ( FFO ), Normalized FFO, Net Operating Income ( NOI ), In-Place NOI ( IPNOI ), Same Store NOI ( SSNOI ), RevPOR, ExpPOR, Same Store RevPOR ( SS RevPOR ) and Same Store ExpPOR ( SS ExpPOR ) to be useful supplemental measures of our operating performance. These supplemental measures are disclosed on our pro rata ownership basis. Pro rata amounts are derived by reducing consolidated amounts for minority partners’ noncontrolling ownership interests and adding our minority ownership share of unconsolidated amounts. We do not control unconsolidated investments. While we consider pro rata disclosures useful, they may not accurately depict the legal and economic implications of our joint venture arrangements and should be used with caution. Our supplemental reporting measures and similarly entitled financial measures are widely used by investors, equity and debt analysts and rating agencies in the valuation, comparison, rating and investment recommendations of companies. Our management uses these financial measures to facilitate internal and external comparisons to historical operating results and in making operating decisions. Additionally, these measures are utilized by the Board of Directors to evaluate management. None of the supplemental reporting measures represent net income or cash flow provided from operating activities as determined in accordance with U.S. GAAP and should not be considered as alternative measures of profitability or liquidity. Finally, the supplemental reporting measures, as defined by us, may not be comparable to similarly entitled items reported by other real estate investment trusts or other companies. Multi-period amounts may not equal the sum of the individual quarterly amounts due to rounding. 21

FFO and Normalized FFO Historical cost accounting for real estate assets in accordance with U.S. GAAP implicitly assumes that the value of real estate assets diminishes predictably over time as evidenced by the provision for depreciation. However, since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient. In response, the National Association of Real Estate Investment Trusts ( NAREIT ) created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation from net income. FFO attributable to common stockholders, as defined by NAREIT, means net income attributable to common stockholders, computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of real estate and impairments of depreciable assets, plus real estate depreciation and amortization, and after adjustments for unconsolidated entities and noncontrolling interests. Normalized FFO attributable to common stockholders represents FFO adjusted for certain items detailed in the reconciliations and described in our earnings press releases for the relevant periods. We believe that Normalized FFO attributable to common stockholders is a useful supplemental measure of operating performance because investors and equity analysts may use this measure to compare our operating performance between periods or to other REITs or other companies on a consistent basis without having to account for differences caused by unanticipated and/or incalculable items. 22

Earnings Outlook Reconciliation (in millions, except per share data) Year Ended December 31, 2023 Current Outlook Low High FFO Reconciliation: Net income attributable to common stockholders $ 468 $ 489 (1,2,3) Impairments and losses (gains) on real estate dispositions, net (124) (124) (1) Depreciation and amortization 1,422 1,422 NAREIT FFO attributable to common stockholders $ 1,766 $ 1,787 (1,4,5) Normalizing items, net 85 85 Normalized FFO attributable to common stockholders $ 1,851 $ 1,872 Diluted per share data attributable to common stockholders: Net income $ 0.91 $ 0.95 NAREIT FFO $ 3.43 $ 3.47 Normalized FFO $ 3.59 $ 3.63 (1) Other items: Net straight-line rent and above/below market rent amortization $ (131) $ (131) Non-cash interest expenses 28 28 Recurring cap-ex, tenant improvements, and lease commissions (184) (184) Stock-based compensation 37 37 (1) Amounts presented net of noncontrolling interests' share and Welltower's share of unconsolidated entities. (2) Includes estimated gains on projected dispositions. (3) Based on expected year-end results, we now anticipate approximately $80 million less in gains on real estate dispositions, net of impairments, as a result of timing delays from dispositions previously expected to close in 4Q23 which are excluded from the table above. (4) See our 3Q23 earnings press release for more information. (5) Based on expected year-end results, we now anticipate approximately $25 million of additional expenses in connection with fourth quarter transaction activity primarily related to the Retirement Unlimited Inc. (RUI) and Brandywine Living merger which are excluded from the table above. 23

NOI, IPNOI, SSNOI, RevPOR, ExpPOR, SS RevPOR & SS ExpPOR We define NOI as total revenues, including tenant reimbursements, less property operating expenses. Property operating expenses represent costs associated with managing, maintaining and servicing tenants for our properties. These expenses include, but are not limited to, property-related payroll and benefits, property management fees paid to operators, marketing, housekeeping, food service, maintenance, utilities, property taxes and insurance. General and administrative expenses represent general overhead costs that are unrelated to property operations and unallocable to the properties. These expenses include, but are not limited to, payroll and benefits related to corporate employees, professional services, office expenses and depreciation of corporate fixed assets. IPNOI represents NOI excluding interest income, other income and non-IPNOI and adjusted for timing of current quarter portfolio changes such as acquisitions, development conversions, segment transitions, dispositions and investments held for sale. SSNOI is used to evaluate the operating performance of our properties using a consistent population which controls for changes in the composition of our portfolio. As used herein, same store is generally defined as those revenue-generating properties in the portfolio for the relevant year-over-year reporting periods. Acquisitions and development conversions are included in the same store amounts five full quarters after acquisition or being placed into service. Land parcels, loans and sub-leases, as well as any properties sold or classified as held for sale during the period, are excluded from the same store amounts. Redeveloped properties (including major refurbishments of a Seniors Housing Operating property where 20% or more of units are simultaneously taken out of commission for 30 days or more or Outpatient Medical properties undergoing a change in intended use) are excluded from the same store amounts until five full quarters post completion of the redevelopment. Properties undergoing operator transitions and/or segment transitions are also excluded from the same store amounts until five full quarters post completion of the operator transition or segment transition. In addition, properties significantly impacted by force majeure, acts of God or other extraordinary adverse events are excluded from same store amounts until five full quarters after the properties are placed back into service. SSNOI excludes non-cash NOI and includes adjustments to present consistent property ownership percentages and to translate Canadian properties and UK properties using a consistent exchange rate. Normalizers include adjustments that in management’s opinion are appropriate in considering SSNOI, a supplemental, non-GAAP performance measure. None of these adjustments, which may increase or decrease SSNOI, are reflected in our financial statements prepared in accordance with U.S. GAAP. Significant normalizers (defined as any that individually exceed 0.50% of SSNOI growth per property type) are separately disclosed and explained in the relevant supplemental reporting package. We believe NOI, IPNOI and SSNOI provide investors relevant and useful information because they measure the operating performance of our properties at the property level on an unleveraged basis. We use NOI, IPNOI and SSNOI to make decisions about resource allocations and to assess the property level performance of our properties. RevPOR represents the average revenues generated per occupied room per month at our Seniors Housing Operating properties and ExpPOR represents the average expenses per occupied room per month at our Seniors Housing Operating properties. These metrics are calculated as the pro rata version of resident fees and services revenues or property operating expenses per the income statement divided by average monthly occupied room days. SS RevPOR and SS ExpPOR are used to evaluate the RevPOR and ExpPOR performance of our properties under a consistent population, which eliminates changes in the composition of our portfolio. They are based on the same pool of properties used for SSNOI and includes any revenue or expense normalizations used for SSNOI. We use RevPOR, ExpPOR, SS RevPOR and SS ExpPOR to evaluate the revenue-generating capacity and profit potential of our Seniors Housing Operating portfolio independent of fluctuating occupancy rates. They are also used in comparison against industry and competitor statistics, if known, to evaluate the quality of our Seniors Housing Operating portfolio. 24

In-Place NOI Reconciliations (dollars in thousands) 3Q23 In-Place NOI by property type 3Q23 % of Total Net income (loss) $ 134,722 Seniors Housing Operating $ 1,105,180 48 % Loss (gain) on real estate dispositions, net (71,102) Seniors Housing Triple-net 413,312 18 % Loss (income) from unconsolidated entities 4,031 Outpatient Medical 504,484 22 % Income tax expense (benefit) 4,584 Long-Term/Post-Acute Care 282,036 12 % Other expenses 38,220 Total In-Place NOI $ 2,305,012 100 % Impairment of assets 7,388 Provision for loan losses, net 4,059 Loss (gain) on extinguishment of debt, net 1 Loss (gain) on derivatives and financial instruments, net 2,885 General and administrative expenses 46,106 Depreciation and amortization 339,314 Interest expense 156,532 Consolidated net operating income 666,740 (1) NOI attributable to unconsolidated investments 29,488 (2) NOI attributable to noncontrolling interests (22,838) Pro rata net operating income (NOI) 673,390 Adjust: Interest income (46,530) Other income (33,982) Sold / held for sale (5,478) (3) Non operational 1,115 (4) Non In-Place NOI (23,384) (5) Timing adjustments 11,122 In-Place NOI 576,253 Annualized In-Place NOI $ 2,305,012 (1) Represents Welltower's interest in joint ventures where Welltower is the minority partner. (2) Represents minority partner's interest in joint ventures where Welltower is the majority partner. (3) Primarily includes development properties and land parcels. (4) Primarily represents non-cash NOI. (5) Represents timing adjustments for current quarter acquisitions, construction conversions and segment or operator transitions. 25